October 5, 2021 Deutsche Bank’s Leveraged Finance Conference Exhibit 99.1

2 Cautionary Statement Regarding Forward-Looking Statements This presentation contains “forward-looking statements.” Forward-looking statements represent Bristow Group Inc.’s (the “Company”) current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, reflect management’s current views with respect to future events and therefore are subject to significant risks and uncertainties, both known and unknown. The Company’s actual results may vary materially from those anticipated in forward-looking statements. The Company cautions investors not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward- looking statement is based that occur after the date hereof. Risks that may affect forward-looking statements include, but are not necessarily limited to, those relating to: the COVID-19 pandemic and related economic repercussions have resulted, and may continue to result, in a decrease in the price of and demand for oil, which has caused, and may continue to cause, a decrease in the demand for our services; expected cost synergies and other benefits of the merger (the “Merger”) of the entity formerly known as Bristow Group Inc. (“Old Bristow”) and Era Group Inc. (“Era”) might not be realized within the expected time frames, might be less than projected or may not be realized at all; the ability to successfully integrate the operations, accounting and administrative functions of Era and Old Bristow; managing a significantly larger company than before the completion of the Merger; diversion of management time on issues related to integration of the companies; the increase in indebtedness as a result of the Merger; operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees and customers, may be greater than expected; our reliance on a limited number of customers and the reduction of our customer base as a result of bankruptcies or consolidation; the possibility that we may be unable to maintain compliance with covenants in our financing agreements; fluctuations in worldwide prices of and demand for oil and natural gas; fluctuations in levels of oil and natural gas exploration, development and production activities; fluctuations in the demand for our services; the possibility that we may impair our long-lived assets and other assets, including inventory, property and equipment and investments in unconsolidated affiliates; our ability to implement operational improvement efficiencies with the objective of rightsizing our global footprint and further reducing our cost structure; the possibility of significant changes in foreign exchange rates and controls, including as a result of the U.K. having exited from the European Union (“E.U.”) (“Brexit”); the impact of continued uncertainty surrounding the effects Brexit will have on the British, E.U. and global economies and demand for oil and natural gas; potential effects of increased competition; the risk of future material weaknesses we may identify while we work to align policies, principles, and practices of the combined company following the Merger or any other failure by us to maintain effective internal controls; the possibility that we may be unable to re-deploy our aircraft to regions with greater demand; the possibility of changes in tax and other laws regulations, and policies, including, without limitation, actions of the Biden Administration that impact oil and gas operations or favor renewable energy projects in the U.S.; the possibility that we may be unable to dispose of older aircraft through sales into the aftermarket; general economic conditions, including the capital and credit markets; the possibility that segments of our fleet may be grounded for extended periods of time or indefinitely; the existence of operating risks inherent in our business, including the possibility of declining safety performance; the possibility of political instability, war or acts of terrorism in any of the countries where we operate; the possibility that reductions in spending on aviation services by governmental agencies could lead to modifications of our search and rescue (“SAR”) contract terms with the U.K. government, our contracts with the Bureau of Safety and Environmental Enforcement or delays in receiving payments under such contracts; and our reliance on a limited number of helicopter manufacturers and suppliers capabilities, development, certification, marketing, and future operations of eSTOL aircraft manufactured by Electra.aero, Inc. ("Electra") and eVTOL aircraft manufactured by each of Eve Urban Air Mobility, LLC ("Eve") and Vertical Aerospace Group Ltd ("Vertical"), the Company's purchase of aircraft from each of Electra, Eve and Vertical, and the anticipated benefits of the collaboration between the Company and each of Electra, Eve and Vertical. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control. Our forward-looking statements are based on the information currently available to us and speak only as of the date hereof. New risks and uncertainties arise from time to time, and it is impossible for us to predict these matters or how they may affect us. We have included important factors in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021 (the “Annual Report”), which we believe over time, could cause our actual results, performance or achievements to differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements. You should consider all risks and uncertainties disclosed in the Annual Report and in our filings with the United States Securities and Exchange Commission (the “SEC”), all of which are accessible on the SEC’s website at www.sec.gov.

3 Non-GAAP In addition to financial results calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation includes certain non-GAAP measures including EBITDA, Adjusted EBITDA, Net Debt, Free Cash Flow and Adjusted Free Cash Flow. EBITDA and Adjusted EBITDA are presented as supplemental measures of the Company’s operating performance. EBITDA is defined as Earnings before Interest expense, Taxes, Depreciation and Amortization. Adjusted EBITDA is defined as EBITDA further adjusted for special items that occurred during the reporting period and noted in the applicable reconciliation. Since neither EBITDA nor Adjusted EBITDA is a recognized term under GAAP they should not be used as an indicator of, or an alternative to, net income as a measure of operating performance. In addition, EBITDA and Adjusted EBITDA are not intended to be measures of free cash flow available for discretionary use, as they do not take into account certain cash requirements, such as debt service requirements. Because the definitions of EBITDA and Adjusted EBITDA (or similar measures) may vary among companies and industries, they may not be comparable to other similarly titled measures used by other companies. Free Cash Flow represents the Company’s net cash provided by operating activities plus proceeds from disposition of property and equipment, less expenditures related to purchases of property and equipment. Adjusted Free Cash Flow is Free Cash Flow adjusted to exclude professional services fees and other costs paid in relation to the Merger, the implementation of fresh-start accounting and the voluntary petitions filed by Old Bristow and certain of its subsidiaries on May 11, 2019, in the U.S. Bankruptcy Court for the Southern District of Texas, Houston Division seeking relief under Chapter 11 of Title 11 of the U.S. Code (the “Chapter 11 Cases”). Management believes that the use of Adjusted Free Cash Flow is meaningful as it measures the Company’s ability to generate cash from its business after excluding cash payments for special items. Management uses this information as an analytical indicator to assess the Company’s liquidity and performance. However, investors should note numerous methods may exist for calculating a company's free cash flow. As a result, the method used by management to calculate Adjusted Free Cash Flow may differ from the methods used by other companies to calculate their free cash flow. The Company also presents Net Debt, which is a non-GAAP measure, defined as total principal balance on borrowings less unrestricted cash and cash equivalents. Finally, the Company presents Net Leverage ratio and Gross Leverage ratio, which are non-GAAP measures, that management uses to assess the borrowing capacity of the Company. The Company has defined Net Leverage as Net Debt divided by Adjusted EBITDA for the last twelve-month period (“LTM Adjusted EBITDA”) and Gross Leverage as total principal balance on borrowings divided by LTM Adjusted EBITDA. Each of these non-GAAP measures has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. A reconciliation of each of EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding gains or losses on asset dispositions, Free Cash Flow, Adjusted Free Cash Flow, and net debt is included elsewhere in this presentation. Pro Forma This presentation also includes certain financial information provided on a “pro forma” basis to reflect the consummation of the Merger and certain related transactions. The pro forma results were prepared by combining the pre-merger results of operations of Bristow Group and Old Era without further adjustment. As a result, we believe our pro forma information are non-GAAP financial measures. Pro forma financial information does not necessarily reflect the actual results that we would have achieved had the pro forma transactions been consummated on the date or dates indicated nor does it reflect our potential future results. Non-GAAP Financial Measures Reconciliation

4 Today’s Presenters Jennifer Whalen SVP, Chief Financial Officer Chris Bradshaw President and Chief Executive Officer

5 Safety Note • Safety is Bristow’s most important core value and highest operational priority • Robust safety management system (SMS) ▪ With third-party accreditation resulting from numerous external audits • Bristow’s fleet is configured with the latest safety equipment • Bristow is a founding member of HeliOffshore, an industry association focused on safety, now with over 100 members from all regions of the world

6 Bristow Investment Highlights Diverse Customer Base and End Markets Well Positioned for Additional Strategic Opportunities Strong Balance Sheet with Robust Free Cash Flow Generation Meaningful Value Enhancement from Achievement of Cost Synergies Global Leader in Vertical Flight Solutions

7 Global Leadership Position Aircraft Fleet (2) • Leading global provider of vertical flight solutions; primarily offshore energy personnel transportation, with significant end market diversification from government services contracts • LTM revenues of $1.2 billion(1) • Diverse fleet of 240 aircraft; primarily owned (80%) with attractive lease rates on the balance of the fleet • 2,991 employees, including 807 pilots and 788 mechanics(2) • Bristow and Era merged on June 11, 2020, forming a larger, more diverse industry leader • +$50mm annual run-rate synergies expected with ~$42mm annual run-rate savings achieved at 6/30/21 • Headquartered in Houston, TX and publicly traded on the NYSE (Ticker: VTOL) Revenues by Region (1) (1) Reflects LTM revenues as of 6/30/2021, see page 24 (2) As of 6/30/2021 240 $1.2 bn

8 Significant Presence in Key Regions Operating Revenue Operating Presence Dry Lease/PartnershipBristow Headquarters Trinidad With 13 Air Operating Certificates globally, across both helicopter and fixed wing operations

9 Substantial Value Creation from Merger Synergies As of June 30th, synergy projects representing ~$42mm of annualized run- rate savings have been completed ✓ Elimination of redundant corporate expenses ✓ Realization of operational efficiencies in the U.S. Gulf of Mexico ✓ Optimization of aircraft maintenance programs and fleet utilization ✓ Synergies expected to be realized within the first 24 months following the close of the Merger G&A Savings Fleet Cost Savings Other OpEx Savings

10 Overview of UK SAR Contract Invitation to tender for new UK SAR 2G contract UK SAR 2G contract awarded Transition to UK SAR 2G begins Completion of service transition to UK SAR 2G contract • Ten-year contract expiring 12/31/2026 • Higher margin business resulting in higher proportional share of Company FCF relative to LTM revenue • Ten strategic bases across the UK and 21 SAR equipped aircraft UK SAR Contract ✓ Good relationship with the UK Government evidenced by the contract extension granted in September 2020 ✓ Established record of safe and reliable operations ✓ Strong balance sheet and liquidity position ✓ Operational experience and knowledge as the incumbent ✓ Well Positioned for UK SAR 2G Summer 2021 Year End 2022 Fall 2024 December 2026

11 Key Government SAR Opportunities 1) Pending contract signature with Bristow 2) Existing contract has 2x 1-year options available Over ~$3 billion of potential Government SAR contracts up for competition over the next few years Country/Client Incumbent Aircract Required Contract Start (CY) Duration Netherlands/ Coastguard 2x Heavy 2022(1) 10 Years Dutch Antilles/ Coastguard 2x Medium 2022 10 Years Ireland/ Coast Guard 4x - 5x Super Medium 2023 10 Years MCA (UK SAR)/ Coastguard Up to 20 mixed fleet of Medium/Heavy 2024 10 Years+ Falklands/ UK Military 3x Heavy + 2x Super Medium 2026(2) 10 Years+

12 Offshore Wind Energy • Offshore wind is a significant global opportunity over the next decade+ • Advances in offshore wind turbine technology, wind farm development, and operating costs have improved such that the industry is now cost competitive with other forms of power generation • U.K., Germany and China represent the largest portions of the current installed base, but the U.S., Taiwan, Japan, Korea, and Vietnam are expected to ramp up installations significantly between now and 2030 with continued growth in Europe and China Sources: (1) Based on IRENA data (www.irena.org) Offshore Wind Power Installations (GW) (1) Average Annual Investments for Offshore Wind ($Bn/yr) (1)

13 Future of Advanced Air Mobility • Bristow and Vertical Aerospace Group Ltd to cooperate on the certification, operational planning and potential purchase of electric vertical takeoff and landing (eVTOL) aircraft. Agreement includes: ▪ Pre-order of 25 aircraft, with the option for an additional 25 aircraft ▪ VA-X4 four-passenger, one pilot ▪ Expected speeds of up to 200 mph (174 knots) ▪ A range of more than 100 miles (161+ kilometers) ▪ Near silent when in flight with zero emissions and low cost per passenger mile • Companies will explore new markets: ▪ Commercial air taxi flights ▪ Various geographic locations ▪ Other specialized customers • Bristow and Electra.aero to cooperate on the technical development and certification, as well as marketing and future operations, of Electra's electric short take-off and landing (eSTOL) aircraft. Agreement includes development of: ▪ Hybrid-electric, self charging aircraft ▪ Takes off in 300x100 ft and carries 5-7 passengers or 1,800 pounds of cargo ▪ Up to 500 nautical miles in all-weather conditions • Companies will explore new markets: ▪ Focus on “middle mile” logistics for large retail distribution chains ▪ Other specialized customers ▪ Bristow is also the principal launch operational customer with potential delivery of 50 low- emission aircraft by 2026

14 Future of Advanced Air Mobility (Cont.) • Bristow and Eve Urban Air Mobility, LLC to cooperate on development of operations, vehicle design, vertiport design, regulatory development for the operating environment and autonomous operation development to meet customer as well as eVTOL certification requirements. Agreement includes: ▪ Developing an Air Operator's Certificate (AOC) for Eve’s eVTOL aircraft ▪ Developing an Urban Air Mobility (UAM) operating model using Bristow's experience in safely transporting passengers and cargo worldwide ▪ An order for up to 100 eVTOLs with deliveries expected to start in 2026 • Companies will explore new markets: ▪ Commercial air taxi flights ▪ Various geographic locations ▪ Other specialized customers

15 Revenues Structure • Typical payment models include: ▪ Traditional monthly standing charge (MSC) + fixed hourly rate (FHR) ▪ Ad hoc or pay as you use ▪ Block / slot model ▪ Consortium model (like U.S. GoM SAR) • Typical contract types include: ▪ Traditional – a customer contracts for a particular duration with a specific aircraft type(s), for a duration of 2-5 years + extension options ▪ Master or Flight Services Agreement, which contains standard terms and conditions. Pricing adjusted annually ▪ Ad hoc Revenues Composition Typical O&G Revenues Structure O&G Revenue by Type UK SAR Revenues Structure Revenues by End- Market(1) (1) Reflects LTM revenues as of 6/30/2021.

16 • Bristow’s leverage ratios as of June 30, 2021 (in thousands, except ratios): Key Financial Highlights (1) Amounts shown as of 6/30/2021 (2) Comprised of $244.7 million in unrestricted cash balances and $54.1 million of remaining availability under ABL Facility (3) See page 21 for reconciliation of Net Debt (4) See page 23 for reconciliation of Adjusted Free Cash Flow (5) See page 22 for reconciliation of LTM Adjusted EBITDA excluding asset dispositions $299mm Available Liquidity(1)(2) $325mm Net Debt(1)(3) $232mm LTM Adjusted Free Cash Flow(4) $172mm LTM Adj. EBITDA Excl. Asset Sales(5) • Unfunded capital commitments for aircraft purchases may be canceled without further liability other than forfeiture of previously paid deposits of $2 million Gross Debt Net Debt $ 569,819 $ 325,123 LTM Adjusted EBITDA(5) $ 172,101 $ 172,101 Leverage ratio 3.3x 1.9x

17 Strong Free Cash Flow Generation Bristow generated $180 million of Adj. Free Cash Flow excluding Net Capex and $232 million of Adj. Free Cash Flow since the Merger (1) Quarters ended 9/30/20, 12/31/2020, 3/31/2021 and 06/30/2021. See page 23 for reconciliation

18 11 2 10 10 1 4 1 2 2 4 FY 2022 FY 2023 FY 2024 FY 2025 and Beyond N u m b er o f A ir cr af t S92 AW189 AW139 Fixed Wing/UAV Scheduled Lease Expirations 17 10 12 8 Lease Roll Off By Year(1) 1) As of 6/30/21. The timing and amounts shown above do not factor in any potential renewals that management may consider to ensure sufficient aircraft availability to meet future demand and activity levels. 2) FY22 includes leases that have already been returned as well as leases that will expire during the remainder of the fiscal year (2)

Appendix

20 Fleet Overview Number of Aircraft(1) Type Owned Aircraft Leased Aircraft Aircraft Held For Sale Consolidated Aircraft Average Age (years)(2) Heavy Helicopters: S-92 35 26 — 61 12 S-92 U.K. SAR 3 7 — 10 7 H225 — — 2 2 10 AW189 6 1 — 7 6 AW189 U.K. SAR 11 — — 11 5 55 34 2 91 Medium Helicopters: AW139 52 7 — 59 10 S-76 C+/C++ 17 — 4 21 13 S-76D 8 — — 8 7 B212 2 — — 2 39 79 7 4 90 Light—Twin Engine Helicopters: AW109 6 — — 6 15 EC135 10 — — 10 12 16 — — 16 Light—Single Engine Helicopters: AS350 17 — — 17 24 AW119 13 — — 13 15 30 — — 30 Total Helicopters 180 41 6 227 12 Fixed wing 7 4 — 11 UAV — 2 — 2 Total Fleet 187 47 6 240 (1) As of 6/30/21 (2) Reflects the average age of owned helicopters

21 Strong Balance Sheet and Liquidity Position ✓ Bristow has $244.7 million of unrestricted cash and total liquidity of $298.8 million(1) ✓ As of June 30, 2021, the availability under the amended ABL was $54.1 million(2) (1) Balances reflected as of 6/30/2021 (2) As of 06/30/2021, the ABL had $21.3mm in letters of credit drawn against it (3) Total debt includes other debt of $0.3 million Amount Rate Maturity ($mm, as of 6/30/2021) Cash $ 249 ABL ($85mm)(2) — L+250 bps Apr-23 Senior Secured Notes $ 400 6.875% Mar-28 Lombard Debt (BULL) 90 L+225 bps Dec-23 Lombard Debt (BALL) 75 L+225 bps Jan-24 Airnorth 5 L+285 bps Apr-23 Total Debt(3) $ 570 Less: Unrestricted Cash $ (245) Net Debt $ 325

Reconciliation of LTM Adjusted EBITDA

($000s)	Three Months Ended September 30, 2020		December 31, 2020		March 31, 2021		June 30, 2021		LTM June 30, 2021	
Net loss	$	(27,992)	$	(57,260)	$	(42,438)	$	(14,211)	$	(141,901)
Depreciation and amortization		18,537		17,931		17,254		23,195		76,917
Interest expense		13,445		13,203		12,108		10,624		49,380
Income tax (benefit) expense		8,578		13,447		(19,092)		(4,842)		(1,909)
EBITDA	$	12,568	$	(12,679)	$	(32,168)	$	14,766	$	(17,513)
Special items [1]		33,202		62,057		55,441		25,692		176,392
Adjusted EBITDA	$	45,770	$	49,378	$	23,273	$	40,458	$	158,879
(Gains) losses on asset dispositions, net		8,473		(1,951)		7,199		(499)		13,222
Adjusted EBITDA excluding asset dispositions	$	54,243	$	47,427	$	30,472	$	39,959	$	172,101

(1) Special items include the following:	Three Months Ended September 30, 2020		December 31, 2020		March 31, 2021		June 30, 2021		LTM June 30, 2021	
Organizational restructuring costs	$	13,326	$	1,547	$	7,887	$	851	$	23,611
Loss on impairment		17,596		53,249		1,182		21,934		93,961
PBH intangible amortization		5,644		5,641		3,964		2,846		18,095
Merger-related costs		4,497		4,450		16,475		1,735		27,157
Government grants		(2,201)		(1,075)		(375)		(390)		(4,041)
Bargain purchase gain		(5,660)		—		—		—		(5,660)
Early extinguishment of debt fees		—		229		28,515		—		28,744
Bankruptcy related costs		—		(1,984)		407		446		(1,131)
Insurance proceeds		—		—		(2,614)		(3,732)		(6,346)
Loss on sale of subsidiaries		—		—		—		2,002		2,002
	$	33,202	$	62,057	$	55,441	$	25,692	$	176,392

Bristow

TARGET ZERO

22

23 Reconciliation of Free Cash Flow Three Months Ended ($000s) September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 LTM Net cash provided by operating activities $ 41,857 $ 25,078 $ 36,776 $ 36,441 $ 140,152 Plus: Proceeds from disposition of property and equipment 40,475 14,361 1,381 10,621 66,838 Less: Purchases of property and equipment (4,523) (3,860) (3,612) (2,968) (14,963) Free Cash Flow $ 77,809 $ 35,579 $ 34,545 $ 44,094 $ 192,027 Plus: Organizational restructuring costs 13,326 1,547 1,939 706 17,518 Plus: Merger-related costs 4,026 1,247 18,827 1,853 25,953 Less: Government grants (2,201) (1,075) (375) (343) (3,994) Adjusted Free Cash Flow $ 92,960 $ 37,298 $ 54,936 $ 46,310 $ 231,504 Net (proceeds from)/purchases of property and equipment (“Net Capex”) (35,952) (10,501) 2,231 (7,653) (51,875) Adjusted Free Cash Flow excluding Net Capex $ 57,008 $ 26,797 $ 57,167 $ 38,657 $ 179,629

24 LTM Operating Revenues Three Months Ended (in millions) September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 LTM Revenues Europe $ 158.0 $ 152.1 $ 156.0 $ 164.6 $ 630.7 Americas 94.3 99.1 81.4 84.5 359.3 Africa 22.7 24.7 21.1 16.9 85.4 Asia Pacific 20.6 20.8 21.5 21.8 84.7 Corporate and Other 0.1 3.6 1.5 0.6 5.8 Total $ 295.7 $ 300.3 $ 281.5 $ 288.4 $ 1,165.9